SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24, 2003

Beckman Coulter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Item 7. Exhibits

99.1  Press Release “Beckman Coulter Wins Jury Verdict in Breach of Contract Lawsuit”

Item 9. Regulation FD Disclosure

On September 24, 2003, Beckman Coulter, Inc. issued the press release attached to this report as Exhibit 99.1.

EXHIBIT INDEX

Exhibits

99.1  Press Release “Beckman Coulter Wins Jury Verdict in Breach of Contract Lawsuit”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2003
BECKMAN COULTER, INC.

	By:	/s/Jack E. Sorokin
Name: Jack E. Sorokin
Title: Assistant General Counsel